Oppenheimer Limited-Term Government Fund
Exhibit 24(b)(16) to Form N-1A
Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

 Distribution      Amount From    Amount From
 Reinvestment      Investment     Long or Short-Term      Reinvestment
(Ex)Date           Income         Capital Gains            Income
Class A Shares
  03/31/86              0.0835000      0.0000              10.560
  04/30/86              0.0968000      0.0000              10.460
  05/30/86              0.0821000      0.0000              10.330
  06/30/86              0.0673000      0.0000              10.350
  07/31/86              0.0882000      0.0000              10.430
  08/29/86              0.0771000      0.0000              10.620
  09/30/86              0.0721000      0.0033              10.500
  10/31/86              0.0834000      0.0027              10.600
  11/28/86              0.0653000      0.0089              10.770
  12/31/86              0.0776000      0.0026              10.770
  01/30/87              0.0751000      0.0081              10.840
  02/27/87              0.0775000      0.0064              10.840
  03/31/87              0.0707000      0.0088              10.740
  04/30/87              0.0718000      0.0014              10.310
  05/29/87              0.0670000      0.0047              10.190
  06/30/87              0.0691000      0.0035              10.280
  07/31/87              0.0728000      0.0047              10.220
  08/31/87              0.0644000      0.0029              10.070
  09/30/87              0.0697000      0.0000               9.720
  10/30/87              0.0705000      0.0037               9.980
  11/30/87              0.0715000      0.0000              10.050
  12/31/87              0.0818000      0.0000              10.080
  01/29/88              0.0678000      0.0000              10.370
  02/29/88              0.0775000      0.0000              10.400
  03/31/88              0.0851000      0.0000              10.240
  04/30/88              0.0707000      0.0000              10.110
  05/31/88              0.0713000      0.0000               9.970
  06/30/88              0.0728000      0.0000              10.150
  07/29/88              0.0724000      0.0000              10.050
  08/31/88              0.0716000      0.0000               9.990
  09/30/88              0.0727000      0.0000              10.140
  10/31/88              0.0733000      0.0000              10.270
  11/30/88              0.0738000      0.0000              10.060
  12/30/88              0.0789000      0.0000               9.920
  01/31/89              0.0706000      0.0000              10.000
  02/28/89              0.0745000      0.0000               9.870
  03/31/89              0.0804000      0.0000               9.800
  04/28/89              0.0711000      0.0000               9.890
  05/31/89              0.0755000      0.0000              10.090
  06/30/89              0.0793000      0.0000              10.290
  07/31/89              0.0707000      0.0000              10.370
  08/31/89              0.0760000      0.0000              10.190
  09/29/89              0.0774000      0.0000              10.170
  10/31/89              0.0742000      0.0000              10.300
  11/28/89              0.0689000      0.0000              10.330
  12/29/89              0.0803000      0.0000              10.310
  01/31/90              0.0747814      0.0000              10.160
  02/28/90              0.0687114      0.0000              10.130
  03/31/90              0.0699998      0.0000              10.090
  04/30/90              0.0743303      0.0000               9.950
  05/31/90              0.0746956      0.0000              10.150
  06/29/90              0.0777131      0.0000              10.230
  07/31/90              0.0723585      0.0000              10.320
  08/31/90              0.0823358      0.0000              10.190
  09/28/90              0.0673692      0.0000              10.180
  10/31/90              0.0727164      0.0000              10.200
  11/30/90              0.0808407      0.0000              10.330
  12/31/90              0.0681017      0.0000              10.440
  01/31/91              0.0783065      0.0000              10.500
  02/28/91              0.0747562      0.0000              10.490
  03/28/91              0.0781908      0.0000              10.480
  04/30/91              0.0757259      0.0000              10.500
  05/31/91              0.0755207      0.0000              10.490
  06/28/91              0.0620867      0.0000              10.440
  07/31/91              0.0690000      0.0000              10.490
  08/30/91              0.0710580      0.0000              10.630
  09/30/91              0.0615000      0.0000              10.750
  10/31/91              0.0730000      0.0000              10.800
  11/29/91              0.0728009      0.0000              10.830
  12/31/91              0.0691008      0.0000              11.130
  01/31/92              0.0732125      0.0000              10.810
  02/28/92              0.0627001      0.0000              10.780
  03/31/92              0.0628505      0.0000              10.690
  04/30/92              0.0646637      0.0000              10.690
  05/29/92              0.0654686      0.0000              10.830
  06/30/92              0.0663112      0.0000              10.920
  07/31/92              0.0701033      0.0000              10.940
  08/31/92              0.0606374      0.0000              10.960
  09/30/92              0.0645706      0.0000              10.970
  10/30/92              0.0699545      0.0000              10.810
  11/30/92              0.0647536      0.0000              10.740
  12/31/92              0.0611165      0.0000              10.810
  01/29/93              0.0592500      0.0000              10.910
  02/26/93              0.0616820      0.0000              10.940
  03/31/93              0.0629625      0.0000              10.930
  04/30/93              0.0654777      0.0000              10.960
  05/28/93              0.0570559      0.0000              10.920
  06/30/93              0.0593520      0.0000              11.030
  07/30/93              0.0607871      0.0000              11.020
  08/31/93              0.0560480      0.0000              11.100
  09/30/93              0.0554467      0.0000              11.040
  10/29/93              0.0503994      0.0000              11.050
  11/30/94              0.0481631      0.0000              10.930
  12/31/93              0.0490647      0.0000              10.950
  01/31/94              0.0590745      0.0000              10.980
  02/28/94              0.0631240      0.0000              10.970
  03/31/94              0.0744039      0.0000              10.790
  04/29/94              0.0624594      0.0000              10.530
  05/31/94              0.0624444      0.0000              10.530
  06/30/94              0.0669156      0.0000              10.510
  07/29/94              0.0615000      0.0000              10.530
  08/31/94              0.0615009      0.0000              10.490
  09/30/94              0.0615000      0.0000              10.400
  10/31/94              0.0615000      0.0000              10.380
  11/30/94              0.0615000      0.0000              10.290
  12/30/94              0.0638000      0.0000              10.240
  01/31/95              0.0638000      0.0000              10.320
  02/28/95              0.0638000      0.0000              10.410
  03/31/95              0.0638000      0.0000              10.430
  04/28/95              0.0655000      0.0000              10.440
  05/31/95              0.0655000      0.0000              10.480
  06/30/95              0.0655000      0.0000              10.450
  07/31/95              0.0655000      0.0000              10.410
  08/31/95              0.0625000      0.0000              10.440
  09/29/95              0.0625000      0.0000              10.440

Class B Shares
  05/28/93              0.0350596      0.0000              10.940
  06/30/93              0.0478994      0.0000              11.040
  07/30/93              0.0491367      0.0000              11.030
  08/31/93              0.0482353      0.0000              11.120
  09/30/93              0.0474955      0.0000              11.060
  10/29/93              0.0423858      0.0000              11.070
  11/30/93              0.0406397      0.0000              10.940
  12/31/93              0.0417019      0.0000              10.970
  01/31/94              0.0515718      0.0000              11.000
  02/28/94              0.0562719      0.0000              10.980
  03/31/94              0.0654003      0.0000              10.810
  04/29/94              0.0557253      0.0000              10.540
  05/31/94              0.0546722      0.0000              10.540
  06/30/94              0.0588565      0.0000              10.530
  07/29/94              0.0544822      0.0000              10.540
  08/31/94              0.0549325      0.0000              10.500
  09/30/94              0.0554696      0.0000              10.410
  10/31/94              0.0561056      0.0000              10.390
  11/30/94              0.0559285      0.0000              10.290
  12/30/94              0.0579904      0.0000              10.250
  01/31/95              0.0581829      0.0000              10.320
  02/28/95              0.0582142      0.0000              10.410
  03/31/95              0.0569194      0.0000              10.430
  04/28/95              0.0600766      0.0000              10.440
  05/31/95              0.0595759      0.0000              10.480
  06/30/95              0.0594431      0.0000              10.440
  07/31/95              0.0592789      0.0000              10.410
  08/31/95              0.0554580      0.0000              10.440
  09/29/95              0.0553693      0.0000              10.440

Class C Shares
  02/28/95              0.0464346      0.0000              10.400
  03/31/95              0.0567388      0.0000              10.420
  04/28/95              0.0591782      0.0000              10.440
  05/31/95              0.0575040      0.0000              10.470
  06/30/95              0.0580004      0.0000              10.440
  07/31/95              0.0578878      0.0000              10.400
  08/31/95              0.0547113      0.0000              10.440
  09/29/95                   0.0551876        0.0000                 10.430











Oppenheimer Limited-Term Government Fund
Page 6


1.  Average Annual Total Returns for the Periods Ended 09/30/95:

   The formula for calculating average annual total return is as follows:

          1                    ERV n
   --------------- = n        (---) - 1 = average annual total return
   number of years              P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 3.50%:

  One Year                     Five Year

  $1,042.49 1                 $1,424.24 .2
 (---------)  - 1 = 4.25%     (---------)   - 1 = 7.33%
    $1,000                       $1,000



  Inception

  $2,058.66 .1047
 (---------)  - 1 = 7.85%
    $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 4.00% for the first year, and 2.00% for the inception year:

  One Year                     Inception

  $1,031.79 1                 $1,081.12 .4152
 (---------)  - 1 = 3.18%     (---------)   - 1 = 3.29%
    $1,000                       $1,000


Class C Shares

Example assuming a maximum contingent deferred sales charge of 1.00%:

  Inception


  $1,044.66 1.5063
 (---------)  - 1 = 6.80%
    $1,000










Oppenheimer Limited-Term Government Fund
Page 7


1.  Average Annual Total Returns for the Periods Ended 09/30/95 (Continued):

Examples at NAV:

Class A Shares

  One Year                               Five Year

  $1,080.29 1                            $1,475.86 .2
 (---------)  - 1 = 8.03%               (---------)   - 1 = 8.10%
    $1,000                                 $1,000

  Inception

  $2,133.34 .1047
 (---------)  - 1 = 8.25%
    $1,000


Class B Shares

  One Year                               Inception

  $1,071.78 1                            $1,100.15 .4152
 (---------)  - 1 = 7.18%               (---------)   - 1 = 4.04%
    $1,000                                 $1,000


Class C Shares

  Inception

  $1,054.66 1.5063
 (---------)  - 1 = 8.35%
    $1,000



2.  Cumulative Total Returns for the Periods Ended 09/30/95:

    The formula for calculating cumulative total return is as follows:

       (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 3.50%:

    One Year                             Five Year

    $1,042.49 - $1,000                   $1,424.24 - $1,000
    ------------------  = 4.25%          ------------------  = 42.42%
          $1,000                              $1,000

    Inception

    $2,058.66 - $1,000
    ------------------  = 105.87%
          $1,000




Oppenheimer Limited-Term Government Fund
Page 8


2.  Cumulative Total Returns for the Periods Ended 09/30/95 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 4.00% for the first year, and 2.00% for the inception year:

    One Year                             Inception

    $1,031.79 - $1,000                   $1,081.12 - $1,000
    ------------------  = 3.18%          ------------------  = 8.11%
          $1,000                              $1,000


Class C Shares

Example assuming a maximum contingent deferred sales charge of 1.00%:

   Inception

    $1,044.66 - $1,000
    ------------------  = 4.47%
          $1,000



Examples at NAV:

Class A Shares

    One Year                             Five Year

    $1,080.29 - $1,000                   $1,475.86 - $1,000
    ------------------  =   8.03%        ------------------  = 47.59%
          $1,000                               $1,000

    Inception

    $2,133.34 - $1,000
    ------------------  = 113.33%
          $1,000


Class B Shares

    One Year                             Inception

    $1,071.78 - $1,000                   $1,100.15 - $1,000
    ------------------  =   7.18%        ------------------  = 10.02%
          $1,000                               $1,000


Class C Shares

    Inception

    $1,054.66 - $1,000
    ------------------  = 5.47%
          $1,000





Oppenheimer Limited-Term Government Fund
Page 9


3.  Standardized Yield for the 30-Day Period Ended 09/30/95:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                             a - b          6
               Yield =  2 { (--------  +  1 )  -  1 }
                            cd or ce


       The symbols above represent the following factors:

         a = Dividends and interest earned during the 30-day period.
         b = Expenses accrued for the period (net of any expense
              reimbursements).
         c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
         e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 3.50%:


             $1,960,479.16 - $251,615.67     6
          2{(--------------------------- +  1)  - 1}  = 6.13%
               31,309,292  x  $10.82



Class B Shares

Example at NAV:


             $  661,988.86 - $158,696.88     6
          2{(--------------------------- +  1)  - 1}  = 5.53%
               10,573,717  x  $10.44



Class C Shares

Example at NAV:


             $   79,219.85 - $ 19,160.06      6
          2{(---------------------------  +  1)  - 1}  =  5.52%
                1,266,296  x  $10.43










Oppenheimer Limited-Term Government Fund
Page 10



4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/95:

    The Fund's dividend yields are calculated using the following formula:


            Dividend Yield   =  a  x  12 / b or c

    The symbols above represent the following factors:

       a = The accrual dividend earned during the period.
       b = The Fund's maximum offering price (including sales charge)
           per share on the last day of the period.
       c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.


Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering              $.0625000  x  12
                                   ----------------  =  6.93%
                                         $10.82

  Dividend Yield
  at Net Asset Value               $.0625000  x  12
                                   ----------------  =  7.18%
                                          $10.44

Class B Shares

  Dividend Yield
  at Net Asset Value               $.0553693  x  12
                                   ----------------  =  6.36%
                                          $10.44


Class C Shares

  Dividend Yield
  at Net Asset Value               $.0551876  x  12
                                   ----------------  =  6.35%
                                          $10.43